Supplement, dated January 31, 2002, to the Prospectus, dated March 1, 2001, of
                 Seligman Global Fund Series, Inc. (the "Fund")
             on behalf of its Seligman Global Smaller Companies Fund


Effective February 11, 2002, the following information supersedes and replaces the information set forth on page 23 of the Fund's Prospectus in the first paragraph under the caption "Management of the Funds - Global Smaller Companies Fund."

     The Global Smaller Companies Fund is co-managed by the Seligman Small Company Team and HIML's International Team. The Small Company Team is headed by Mr. Rick Ruvkun, a Managing Director of Seligman. Mr. Ruvkun, who joined Seligman in January 1997, also manages Seligman Frontier Fund, Inc.; and he manages the Seligman Frontier Portfolio and co-manages the Seligman Global Smaller Companies Portfolio, two portfolios of Seligman Portfolios. Mr. Ruvkin also manages assets for institutional clients as the leader of Seligman's SMID Investment Team. Prior to joining Seligman, Mr. Ruvkun was a portfolio manager for Bessemer Trust since 1993. Previously, he had been a technology analyst at Morgan Stanley Asset Management and a sell-side technology analyst at Morgan Stanley.



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